UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Shelton Greater China Fund
(Exact name of registrant as specified in charter)

44 Montgomery Street, Suite 2100
San Francisco, CA 94104
 (Address of principal executive offices) (Zip code)

Teresa Axelson
44 Montgomery Street, Suite 2100
San Francisco, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 955-9988.

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report

December 31, 2012

Shelton Greater China Fund

Table of Contents	December 31, 2012

Portfolio Manager Commentary	1
Historical Performances	1
About Your Fund's Expenses	2
Top Holdings and Sector Breakdown	2
Portfolio of Investments	3
Statement of Assets & Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	12
Additional Information	13
Information Concerning Trustees and Officers	14

Portfolio Manager Commentary (Unaudited)	December 31, 2012

Market Review

The Greater China equities markets had a strong year, with the benchmark MSCI Greater China index returning 22.2%, but not without substantial volatility. Over the first two months of the year the benchmark index rose 17.9%. The broad market then trended slightly downward through April with the downward trend accelerating from April until the start of June, at which point it had fallen 16.3% from the February high and was down 1.3% year to date. The remainder of the year was very strong, trending steadily upward with the benchmark returning 23.8% from the June low through year end.

The volatility in the Greater China regions markets can be attributed to both internal and external events. The region’s economic dependence on exports resulted in equity market volatility due to the potential impact of the European debt crisis and fears that the U.S. economy continues to be sluggish. Internally, China went through a leadership change in 2012 with the 18th Politburo Standing Committee of the Communist Party taking over in November. The current leadership is trying to maintain strong economic growth while containing inflation as the economy evolves from an import based economy to an economy based on both exports and consumer consumption. The Chinese GDP Year over Year growth fell to 7.4% in the 3rd quarter, which while impressive was the slowest growth in the economy since the 1st quarter of 2009. 4th quarter GDP rebounded to 7.9% year over year growth.

Fund Performance

The Shelton Greater China Fund returned 17.49% in 2012. Nikko AM served as a sub-advisor to the fund for the first 3 quarters of 2012, returning 10.4% during this period. Shelton Capital assumed daily portfolio management of the fund at the beginning of the 4th quarter of 2012. Since taking over fund management, Shelton Capital has adopted a more bullish stance in the portfolio, holding less defensive cash and keeping a higher percentage of the fund’s assets invested in Greater China equities. The fund returned 6.43% in the 4th quarter. The fund continues to be geographically well diversified across with region with exposure to China, Hong Kong and Taiwan that are largely reflective of the benchmark index. The fund is diversified across market sectors, though the fund holdings do reflect the broad market with the majority of the assets invested in the Financial and Information Technology sectors.

Long Term Market Themes

The manager believes that China will continue to experience strong economic growth for the foreseeable future that will be reflected in the equity markets. This growth will not come without market volatility, as investors across the globe have already priced expectations of future growth into the stock market. Anything that could potentially alter these expectations, whether the event is endogenous or exogenous to the region, will result in market volatility. The manager will continue to maintain a portfolio diversified across the region and sectors, using the broad market as a guideline and over or under weighting by geography or sector as our views evolve. Sector concentrations as well as specific stock investments will be guided by those sectors and companies that are most likely to benefit from the macro events taking place in China and degree to which the new leadership pursues an expansionary fiscal policy and market reforms. We anticipate opportunities in the Energy sector due to resource pricing reforms. The Consumer Discretionary sector should benefit from China’s continued transformation to a consumer economy. The continued rapid urbanization of China should add value to healthcare, cement and construction companies.

William Mock
Lead Portfolio Manager
December 31, 2012

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2012

Average Annual Total Returns
for years ended 12/31/12*

Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)
Shelton Greater China Fund	17.49%	-2.35%	5.15%

MSCI Golden Dragon Index	22.19%	-1.1%	12.89%

*
Past performance does not predict future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures stated above include the period during which the Fund operated as a closed-end company and the Fund may incur additional expenses as an open-end company.

About Your Fund’s Expenses (Unaudited)	December 31, 2012

The Fund’s adviser, Shelton Capital Managment (“Shelton Capital”), believes it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the oncoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the onging costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund does not charge any sales charges. There is a redemption fee of 2% for shares of the Fund purchased that are held 90 days or less from the date of purchase.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value July 1, 2012 (in U.S. Dollars)	Ending Account Value December 31, 2012 (in U.S. Dollars)	Expenses Paid During Period* (in U.S. Dollars)
Actual	$1,000	$1,175	$9.57
Hypothetical (5% return before expenses)	$1,000	$1,041	$8.98

*
Expenses are equal to the Fund’s net annual expense ratio of 1.75% (Shelton Capital contractually reimburses expenses to the extent total annual fund operating expenses with the exception of extrordinary expenses exceed the net expense ratio of 1.75% from October 10, 2011 to October 9, 2012), multiplied by the average account value over the period, multipled by 184 days divided by 366 days to reflect the one-half year period.

Top Holdings and Sector Breakdowns (Unaudited)	December 31, 2012

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Taiwan Semiconductor Manufacturing Co Ltd	$1,031,152	5.9%
2	China Mobile Ltd	870,810	5.0%
3	China Construction Bank Corp	817,212	4.7%
4	Industrial & Commercial Bank of China Ltd	793,955	4.6%
5	CNOOC Ltd	771,055	4.4%
6	China State Construction International Holdings Ltd	610,332	3.5%
7	AIA Group Ltd	594,950	3.4%
8	MediaTek Inc	559,354	3.2%
9	Bank of China Ltd	543,459	3.1%
10	Hon Hai Precision Industry Co Ltd	528,179	3.0%

Shelton Greater China Fund Portfolio of Investments December 31, 2012

Security Description	Shares	Value (Note 2)
Common Stock (98.51%)

Basic Materials (1.62%)
Mining (1.62%)
Zijin Mining Group Co Ltd	700,000	$281,830

Total Basic Materials		281,830

Communications (10.07%)
Internet (2.53%)
Tencent Holdings Ltd	13,400	439,476

Telecommunications (7.54%)
China Mobile Ltd	74,000	870,810
China Telecom Corp Ltd	200,000	113,089
Chunghwa Telecom Co Ltd	100,000	325,759
		1,309,658

Total Communications		1,749,134

Consumer, Cyclical (4.97%)
Auto Manufacturers (0.60%)
Great Wall Motor Co Ltd	32,500	104,530

Home Furnishings (0.56%)
Haier Electronics Group Co Ltd *	66,000	97,891

Lodging (2.53%)
Formosa International Hotels Corp	16,000	215,916
Sands China Ltd	50,000	223,533
		439,449

Retail (1.28%)
Intime Department Store Group Co Ltd	81,000	96,928
SA SA International Holdings Ltd	150,000	124,556
		221,484

Total Consumer, Cyclical		863,354

Consumer, Non-Cyclical (2.89%)
Food (2.13%)
Uni-President Enterprises Corp	49,100	90,452
Want Want China Holdings Ltd	200,000	280,281
		370,733

Pharmaceuticals (0.76%)
Sinopharm Group Co Ltd	26,700	84,786
TTY Biopharm Co Ltd	12,000	46,631
		131,417

Total Consumer, Non-Cyclical		502,150

Energy (8.14%)
Coal (1.29%)
China Shenhua Energy Co Ltd	50,000	223,966

Oil & Gas (6.85%)
China Petroleum & Chemical Corp	100,000	115,127
CNOOC Ltd	350,000	771,055
PetroChina Co Ltd	210,000	302,960
		1,189,142

Total Energy		1,413,108

Financial (36.12%)
Banks (15.45%)
Bank of China Ltd	1,200,000	$543,459
BOC Hong Kong Holdings Ltd	70,000	220,205
China Construction Bank Corp	1,000,000	817,212
Hang Seng Bank Ltd	20,000	308,739
Industrial & Commercial Bank of China Ltd	1,100,000	793,955
		2,683,570

Diversified Financial Services (3.26%)
Chinatrust Financial Holding Co Ltd	310,682	184,727
Fubon Financial Holding Co Ltd	167,713	203,624
Hong Kong Exchanges and Clearing Ltd	10,000	173,062
Mega Financial Holding Co Ltd	6,000	4,700
		566,113

Insurance (5.33%)
AIA Group Ltd	150,000	594,950
China Life Insurance Co Ltd	100,000	331,206
		926,156

Real Estate (12.08%)
Cheung Kong Holdings Ltd	25,000	388,985
China Overseas Land & Investment Ltd	80,000	243,234
Hysan Development Co Ltd	40,000	194,513
Kerry Properties Ltd	60,000	315,211
Link REIT/The	100,000	500,811
Sun Hung Kai Properties Ltd	30,000	454,957
		2,097,711

Total Financial		6,273,550

Industrial (9.23%)
Electrical Component & Equipment (0.56%)
Tianneng Power International Ltd	150,000	97,769

Electronics (3.05%)
Hon Hai Precision Industry Co Ltd	170,638	528,179

Engineering & Construction (3.52%)
China State Construction International Holdings Ltd	500,000	610,332

Environmental Control (1.21%)
China Everbright International Ltd	411,200	210,949

Metal Fabricate/Hardware (0.89%)
Shin Zu Shing Co Ltd	50,000	155,320

Total Industrial		1,602,549

Technology (13.95%)
Computers (1.95%)
Asustek Computer Inc	30,000	339,731

Semiconductors (12.00%)
Chipbond Technology Corp	250,000	493,645
MediaTek Inc	50,000	559,354
Taiwan Semiconductor Manufacturing Co Ltd	308,284	1,031,152
		2,084,151

Total Technology		2,423,882

See accompanying notes to financial statements.

Shelton Greater China Fund Portfolio of Investments (Continued) December 31, 2012

Utilities (5.50%)
Electric (4.55%)
China Resources Power Holdings Co Ltd	142,000	$365,854
CLP Holdings Ltd	20,000	168,037
Power Assets Holdings Ltd	30,000	257,387
		791,278

Gas (0.95%)
Hong Kong & China Gas Co Ltd	60,000	164,851

Total Utilities		956,129

Exchange Traded Funds
ETF (6.02%)
iShares MSCI China Index Fund	10,500	509,670
iShares MSCI Hong Kong Index Fund	12,600	244,692
iShares MSCI Taiwan Index Fund	21,400	291,468

Total Exchange Traded Funds		1,045,830

Total Common Stock (Cost $14,537,220)		17,111,516

Short-Term Investments (1.35%)
Time Deposit (1.35%)
Citibank, London, United Kingdom, 0.03%, Due 01/02/13		234,196

Total Short-Term Investments (Cost $234,196)		234,196

Total Investments (Cost $14,771,416) (a) (99.86%)		17,345,712
Other Net Assets (0.14%)		24,498
Net Assets (100.00%)		$17,370,210

*	Non-income producing security.

(a)
Tax cost of investments is $15,732,094. Net unrealized appreciation as of December 31, 2012 on a tax basis was $1,613,618. Gross realized appreciation was $1,230,348 and gross unrealized depreciation was $383,270.

See accompanying notes to financial statements.

Shelton Greater China Fund Statement of Assets and Liabilities December 31, 2012

Assets
Investments in securities, at value (Note 2)
Common stock (cost $14,537,220 )	$17,111,516
Short-term Investments (cost $234,196)	234,196
Total investment in securities at value (cost $14,771,416)	17,345,712

Foreign cash (cost $96,267)	96,261
Dividend receivable	9,171
Total assets	$17,451,144

Liabilities
Payable for fund shares repurchased	5,610
Payable to investment advisor (Note 4)	5,751
Accrued administration fees (Note 4)	1,473
Trustee fees	353
Accrued expenses	67,747
Total liabilities	$80,934

Net assets	$17,370,210

Net assets consist of
Paid-in capital	32,298,168
Accumulated net investment loss	341,396
Accumulated net realized loss	(17,843,646)
Unrealized net depreciation of investments and foreign currency	2,574,292
Net assets	$17,370,210

Shares outstanding ($0.001 per share par value, unlimited shares authorized)	2,440,070

Net asset value per share	$7.12

See accompanying notes to financial statements.

Shelton Greater China Fund Statement of Operations For the Year Ended December 31, 2012

Investment income (expense)
Dividend income (net of foreign tax $92,805) (Note 1c, 1e)	$759,939
Total investment income	759,939

Expenses
Management fees (Note 3)	329,775
Custodian fees (Note 4)	68,773
Legal, audit, and compliance fees (Note 3)	77,801
Accounting services (Note 5)	32,582
Administration fees (Note 3)	26,382
Transfer agent fees (Note 5)	22,759
Registration	6,910
Printing	1,985
Trustees fees	2,117
Insurance	2,197
Total expenses	571,281
Less reimbursement from manager (Note 3)	(116,277)
Net expenses	455,004
Net investment income	304,935

Realized and unrealized gain (loss) on investments and foreign currencies (Note 1f)
Net realized loss on investments and foreign currency transactions	(475,905)
Change in unrealized appreciation on investments and foreign currency transactions	4,864,023
Net realized and unrealized gain on investments and foreign currencies	4,388,118

Net increase in net assets resulting from operations	$4,693,053

See accompanying notes to financial statements.

Shelton Greater China Fund Statements of Changes in Net Assets December 31, 2012

	Year Ended December 31, 2012			Year Ended December 31, 2011
Operations
Net investment income (loss)		$304,935			$(1,402,610)
Net realized gain (loss) on investments and foreign currency transactions		(475,905)			6,965,543
Change in unrealized appreciation (depreciation) on investments and foreign currency transactions		4,864,023			(25,617,827)
Net increase (decrease) in net assets resulting from operations		4,693,053			(20,054,894)

Capital share transactions (Note 7)
Cost of semi-annual repurchase offer		—			(4,048,345)
Decrease in net assets resulting from capital share transactions		(37,082,347)			(11,767,208)
Total capital share transactions		(37,082,347)			(15,815,553)
Net increase (decrease) in net assets		(32,389,294)			(35,870,447)

Net assets
Beginning of year		49,759,504			85,629,951
End of year		$17,370,210			$49,759,504
Including undistributed net investment loss of:		$(341,396)			$(2,101,785)

Transactions in the Fund’s shares	Shares	Value		Shares	Value
Shares sold	226,671	$1,430,639		70,774	$436,907
Shares repurchased	(6,001,548)	(38,512,986	)(b)	(2,495,371)	(16,252,460	)(a)
Net decrease	(5,774,877)	$(37,082,347)		(2,424,597)	$(15,815,553)

(a)	Net of redemption fees of $177,657

(b)	Net of redemption fees of $3,031

See accompanying notes to financial statements.

Shelton Greater China Fund Financial Highlights For a Share Outstanding Throughout Each Year

	Year Ended December 31
	2012		2011		2010	2009	2008
Net asset value, beginning of period	$6.06		$8.05		$7.18	$3.81	$8.02
Income from investment operations:
Net investment income (loss) (a)	0.08		(0.14)		(0.04)	(0.03)	0.15
Net gain (loss) on securities and foreign currency translation (both realized and unrealized)	0.98		(1.88)		0.90	3.39	(4.37)
Total from investment operations	1.06		(2.02)		0.86	3.36	(4.22)

Capital stock transactions:
Share tender offer/repurchase (a)	—		0.01		0.01 (a)	0.01 (a)	0.01 (a)
Paid-in capital from redemption fee (a)	—	(b)	0.02	(a)	—	—	—
Total from capital stock transactions	—		0.03		0.01	0.01	0.01

Net asset value, end of period	$7.12		$6.06		$8.05	$7.18	$3.81

Total investment return:
Based on net asset value	17.49	%(c)	(24.72	)%(d)	12.12%	88.45%	(52.49)%
Based on market price	N/A		N/A		19.50%	80.18%	(51.18)%

Ratios and supplemental data
Net assets, end of period (in 000's)	$17,370		$49,760		$85,630	$84,592	$49,720
Ratio of expenses to average net assets
Before expense reimbursement	2.17%		3.33	%(c)	3.15%	2.80%	2.37%
After expense reimbursement	1.72%		3.33	%(c)	3.15%	2.80%	2.37%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement	0.71%		(1.88)%		(0.61)%	(0.64)%	2.29%
After expense reimbursement	1.16%		(1.88)%		(0.61)%	(0.64)%	2.29%
Portfolio turnover	81%		206	%(e)	5%	11%	22%

(a)	Calculated based upon average shares outstanding.

(b)	Less than $0.01 per share.

(c)	Ratio of extraordinary expenses to average net assets is 0.80%. Ratio of expenses to average net assets excluding impact of extraordinary fees is 2.53%.

(d)
2011 total investment return, calculated based upon the Fund’s operations as a closed-end fund for the period of January 1, 2011 to October 9, 2011 (investment return of (22.89%)) and upon the Fund’s operations as an open-end fund for the period of October 10, 2011 to December 31, 2011 (investment return of (2.10%)), would be approximately (20.26%).

(e)
Effective June 13, 2011, the Fund expanded its primary geographic scope from the Republic of China (“Taiwan”) to the Greater China regions (this includes: Taiwan, Hong Kong, Singapore and the People’s Republic of China) and has subsequently increased trading in the Greater China region. Porfolio turnover is high during the transition period and is not an indicator of future turnover rate.

See accompanying notes to financial statements.

Shelton Greater China Fund	Notes to Financial Statements	December 31, 2012

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Shelton Greater China Fund (the “Fund” or the “Trust”), is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund, formerly the Taiwan Greater China Fund, is a Massachusetts business trust formed in July 1988 and was previously registered with the U.S. Securities and Exchange Commission (the “SEC”) as a diversified, closed-end management investment company. The Trust commenced operations in May 1989 as the R.O.C. Taiwan Fund. The R.O.C. Taiwan Fund changed its name to the Taiwan Greater China Fund on December 29, 2003 and the change became effective on the New York Stock Exchange on January 2, 2004.

As previously required by the Trust’s Declaration of Trust, if the Trust’s shares trade on the market at an average discount to net asset value per share (“NAV”) of more than 10% in any consecutive 12-week period, the Trust must submit to the shareholders for a vote at its next annual meeting a binding resolution that the Trust be converted from a closed-end to an open-end investment company. The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion. Because the Trust’s shares traded at an average discount to NAV of more than 10% for the 12-week period ended December 4, 2009, the Trust’s shareholders were asked to consider the conversion of the Trust to an open-end investment company at the Trust’s 2010 Annual Meeting of Shareholders (the “2010 Annual Meeting”).

On May 27, 2011, shareholders of the Taiwan Greater China Fund voted to approve Shelton Capital Management (“Shelton Capital” or the “Adviser”), an institutional investment management firm based in San Francisco and Nikko Asset Management Co., Ltd. (“NAM Tokyo”), an investment management company headquartered in Tokyo, as the Trust’s investment adviser and sub-adviser, respectively. Shareholders also voted to approve the Fund’s conversion from a closed-end investment company to an open-end investment company in 2011. Shelton Capital became the Fund’s investment adviser on June 12, 2011. Shareholders also voted to approve an amendment to the investment objective and an investment policy of the Trust to expand the primary geographic scope of the Trust’s investments from the Republic of China to the Greater China region. As a result, the Taiwan Greater China Fund changed its name to the Shelton Greater China Fund, effective as of June 13, 2011.

As a result of the shareholders’ approval to convert the Fund from a closed-end investment company to an open-end investment company, on August 4, 2011, the Trust filed a Registration Statement on Form N-1A in connection with registering its shares for a continuous offering as an open-end fund. On October 10, 2011, Shelton Greater China Fund converted from a closed-end investment company to an open-end investment company, and as of December 31, 2011 began using US dollars as the functional currency. Prior to this, the Fund used New Taiwan dollars as the functional currency.

(a) Basis of Presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

(b) Federal Income Taxes — No provision is considered necessary for federal income taxes. The Fund intends to qualify for and elect the tax treatments applicable to regulated investment companies under the Internal Revenue Code and to distribute all of its taxable income to shareholders.

The Trust had $16,882,968 of capital loss carryforward as of December 31, 2012. The capital loss carryforward may be used to offset future capital gains generated by the Trust, and if unused, $3,691,414 of such loss will expire on December 31, 2013 and $10,930,578 of such loss will expire on December 31, 2017. Capital loss carryforward of $2,260,976 retains its original character as short term and has no expiration date.

Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. Temporary book to tax differences are primarily due to differing treatments for the tax deferral of losses on wash sales. For the year ended December 31, 2012, permanent differences resulting from different book and tax accounting for differing treatments of the Trust’s gains from the disposition of passive foreign investment company shares and foreign currency losses have been reclassified to paid-in capital, undistributed net investment income/loss and accumulated realized gain/loss as follows:

Decrease of paid-in capital	$(40,494,388)
Increase of undistributed net investment income	2,138,246
Increase in accumulated (loss)	(2,138,246)
Cumulative translation adjustment	40,494,388

As of December 31, 2012, the components of distributable earnings and accumulated gains/losses on a tax basis were as follows:

Undistributed net investment income	$341,396
Accumulated losses	(16,882,968)
Unrealized appreciation	1,613,614
Total accumulated earnings (losses)	$(14,927,958)

(c) Foreign Taxes — The Republic of China levies a tax at the rate of 20% on cash dividends and interest and 20% based on par value of stock dividends received by the Trust on investments in the Republic of China securities. The People’s Republic of China levies a tax at the rate of 10% on cash dividends and interest. A securities transaction tax of 0.3% of the fair value of stocks sold or transferred in Republic of China securities is levied.

(d) Accounting for Uncertainty in Income Taxes — The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009- 2011), or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(e) Security Transactions, Investment Income, Income and Distributions to Shareholders — Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned. Withholding taxes on foreign dividends have been provided for, in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. For the period ended December 31, 2012, there were no distributions made to shareholders.

(f) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(g) Concentration — The Trust concentrates its investments in publicly traded equities issued by corporations located in China, Hong Kong, Taiwan, or Singapore. The portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the economies of those countries than a fund not concentrated in these issuers to the same extent.

Shelton Greater China Fund	Notes to Financial Statements (Continued)	December 31, 2012

Since the Trust’s investment securities are primarily denominated in New Taiwan Dollars (“NT$”) and Hong Kong Dollars (“HKD”), changes in the relationships of the NT$ and the HKD to the USD may also significantly affect the value of the investments and the earnings of the Trust.

(h) Use of Estimates in Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results may differ from those estimates.

(i) Balance Sheet — In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

NOTE 2 – SECURITY VALUATION

Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market or Hong Kong Stock Exchange. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at NAV or at amortized cost, which approximates fair value. Securities for which market quotations are not readily available are, or if a development/event occurs that may significantly impact the value of a security may be, fair-valued in good faith pursuant to procedures established by the Board of Trustees.

Fair Value Measurements — in May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Trust’s securities at December 31, 2012 using the fair value hierarchy:

	Level 1(a)	Level 2(a)	Level 3(a)	Total
Investments, in securities
Common stocks (b)	$1,045,830	$16,065,686	$—	$17,111,516
Short term securities	234,196	—	—	234,196
Total investments in securities	$1,280,026	$16,065,686	$—	$17,345,712

(a)	There were transfers in or out of Level 1 and Level 2 and no transfers in or out of Level 3 during the period ended December 31, 2012.

(b)	For a detailed breakout of common stocks by major industry classification, please refer to the Portfolio of Investments.

Significant transfers into and out of each level of the fair value hierarchy for assets measured at fair value for the period ended December 31, 2012 are as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2
Investments in securities
Common stocks (c)	$—	$(16,065,686)	$16,065,686	$—
Total investments in securities	$—	$(16,065,686)	$16,065,686	$—

(c)
Transfers between Levels 1 and 2 during the reporting period resulted from a difference in the closing price of the Asian markets and the S&P on the last day of the reporting period. In accordance with the Fund’s policy the significant market movement caused the Fund’s pricing service provider to fair value the portfolio on the last day of the reporting period resulting in the transfers from Level 1 to Level 2.

NOTE 3 – INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust entered into an advisory agreement with Shelton Capital on June 12, 2011. Pursuant to its advisory agreement with the Trust, Shelton Capital is responsible for supervising investments of the Trust, and makes available all services needed for the management, administration and operation of the Trust. The Trust pays Shelton Capital a fee at the per annum rate of 1.25% of the NAV of the Trust’s assets. Shelton Capital entered into a sub-advisory agreement with NAM Tokyo on June 12, 2011. On April 24, 2012, the sub-advisory agreement between Shelton Capital and NAM Tokyo was transferred to Nikko Asset Management Hong Kong Limited (“NAM Hong Kong”), a wholly-owned subsidiary of NAM Tokyo. NAM Hong Kong resigned as sub-adviser to the Fund as of October 1, 2012 at which time Shelton Capital Management began management of the Fund’s assets.

The Adviser voluntarily agreed to reimburse expenses incurred by the Trust to the extent that total annual operating expenses (excluding extraordinary expenses) exceeded 1.75% of the average net assets of the Trust until October 9, 2012. The reimbursement has now expired and no voluntarily waiver of expenses is in place. Shelton Capital has voluntarily reimbursed more expenses than contractually obligated. The voluntary reimbursement ended October 10, 2012 and is subject to recoupment within two fiscal years following the reimbursement, but only to the extent the reimbursement does not cause the Fund to exceed any applicable state law expense limit and if the aggregate expenses for the next succeeding fiscal year or second succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the manager has agreed. Any such reimbursement is subject to the review and approval of the Trust’s Board of Trustees. Reimbursement from the Adviser for the period ended December 31, 2012 is $116,277.

Effective October 10, 2011, Shelton Capital provides administrative services for the Trust. As compensation for administrative duties not covered by the advisory agreement, Shelton Capital received an administration fee based on asset held by the Trust at rate of 0.10% on the first $500 million, 0.08% on the next $500 million, and 0.06% on assets over $1 billion.

Certain officers and trustees of the Trust are also affiliated with Shelton Capital. Teresa K. Axelson has served as the Chief Compliance Officer (“CCO”) of the Trust since November 2011. Ms. Axelson is also

Shelton Greater China Fund	Notes to Financial Statements (Continued)	December 31, 2012

employed by Shelton Capital, the Advisor and Administrator to the Trust. The Trust is responsible for the portion of her salary allocated to her duties as the CCO of the Trust and Shelton Capital was reimbursed by the Trust for this portion of her salary.

NOTE 4 – CUSTODIAN FEE

Brown Brothers Harriman & Co. (“BBH”) has provided custodian services for the Trust since October 2004. There is a monthly minimum fee charge of $4,167.

NOTE 5 – TRANSFER AGENT FEES AND ACCOUNTING SERVICES EXPENSE

ALPS Fund Services Inc. provides fund accounting and transfer agency services for the Trust effective October 10, 2011.

NOTE 6 – INVESTMENTS IN SECURITIES

For the period ended December 31, 2012, aggregate purchases and sales of securities, excluding short-term investments, were $21,027,982 and $57,208,882, respectively.

NOTE 7 – CAPITAL SHARE TRANSACTIONS

The Trust when organized as a closed-end investment company, adopted an interval fund structure pursuant to which it makes semi-annual repurchase offers of its shares of beneficial interest. In June 2011, the Trust accepted 531,977 shares for payment at a price of $7.61 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi- annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on June 17, 2011, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares. This semi-annual repurchase offer program ended in October 2011.

The Trust operated as a closed-end management investment company until October 10, 2011. Shareholders approved conversion of the Fund from a closed-end to an open-end management investment company at a conversion ratio of 1:1 based on the Trust’s net asset value (“NAV”) of $6.13 on October 7, 2011. The Trust issues its shares of beneficial interest, $0.001 per share par value of the Fund. The Trust last traded at $5.86 on the New York Stock Exchange on September 30, 2011 and commenced trading on the Nasdaq Stock Market at its NAV of $6.19 on October 10, 2011. A 2% redemption or exchange fee is charged for shares of the Fund purchased that are held 90 days or less from the date of purchase.

NOTE 8 – OTHER ANNOUNCEMENTS

Effective May 11, 2012, Mr. Fredrick C. Copeland, Jr. resigned from his position as Trustee of the Board. Effective May 13, 2012, Mr. Robert P. Parker resigned from his positions as Trustee of the Board and member of the nominating committee. Effective August 8, 2012, Mr. Edward B. Collins resigned from his position as Trustee of the Board and Chairman of the Audit Committee. The size of the Board was reduced to four members.

NOTE 9 – SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events through the date the Financial Statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Shelton Greater China Fund
San Francisco, California

We have audited the accompanying statement of assets and liabilities of Shelton Greater China Fund (the “Fund”), including the portfolio of investments, as of December 31, 2012 and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the three years in the period ended December 31, 2010 have been audited by other auditors, whose opinion dated February 28, 2011 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmations of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Shelton Greater China Fund as of December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 25, 2013

Shelton Greater China Fund	Additional Information (Unaudited)	December 31, 2012

Proxy Voting Policy

The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Institutional Shareholder Services, Inc., unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Board. A more detailed description of those policies is available on the SEC’s website at www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2012 is available on the SEC’s website.

Portfolio Holdings

The Fund holdings shown in this report are as of December 31, 2012. Holdings are subject to change at any time, so holdings shown in the report may not reflect current Fund holdings. The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room, 100 F. Street N.E., Room 1580, Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1(800) SEC-0330.

Portfolio holdings will be made available by the Fund’s administrator as of the month end, calendar quarter end, and fiscal quarter end by releasing the information to rating agencies. Shareholders may contact the Fund at (800) 955-9988 for a copy of this report.

Information Concerning Trustees and Officers (Unaudited)

Name, Address, and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Positions with Affiliated Persons of the Trust	Other Business Experience and Other Directorships Held
Non-Interested Trustees
Kevin T. Kogler P.O. Box 387 San Francisco, CA 94104 (2/21/66)	Trustee and Audit Committee Member	Trustee since June 2011	President & CEO, MicroBiz LLC, since 2012; President, CAM Commerce Solutions LLC 2010-2012; Principal, Robertson Piper Software Group, 2006-2012	Trustee, Shelton Funds, since 2006, 12 portfolios overseen
Experience in investment banking, and technology industry; M.B.A.; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2003-2006; Director, Technology Investment Banking, Salomon Smith Barney, 2001-2003; Vice President, Technology Investment Banking, CS First Boston / Donaldson Lufkin & Jenrette, 1997-2001.

James W. Miller, Jr. P.O. Box 387 San Francisco, CA 94104 (5/28/66)	Trustee	Trustee since June 2011	Director, RREEF, since prior to 2007	Trustee, Shelton Funds, since 2001, 12 portfolios overseen
Experience in real estate in both law and business; J.D.; Executive Vice President, Jones Lang LaSalle Americas, Inc., 1999-2006; Associate, Orrick Herrington & Sutcliffe LLP (law firm), 1996-1999; Associate, Gordon & Rees LLP (law firm), 1992-1993

Steven H. Sutro P.O. Box 387 San Francisco, CA 94104 (4/9/69)	Trustee and Audit Committee Member	Trustee since June 2011	Partner, Duane Morris LLP (law firm), since prior to 2007	Trustee, Shelton Funds, since 2006, 12 portfolios overseen	Experience in law and securities regulations; J.D; Associate, Duane Morris LLP (law firm), 2000-2002; Associate, Hancock Rothert & Bunshoft LLP (law firm), 1994-1999
Interested Trustee
Stephen R. Rogers P.O. Box 387 San Francisco, CA 94104 (6/27/66)	Trustee, President	President, Chairman since June 2011	Chief Executive Officer, Shelton Capital Management since prior to 2006; Portfolio Manager and President of the Shelton Funds, since prior to 2007	President, Chairman & Trustee, Shelton Funds, since 1998	Chief Executive Officer, ETS Spreads since 2008
Officers
Teresa K. Axelson P.O. Box 387 San Francisco, CA 94104 (12/4/47)	Chief Compliance Officer, Secretary	Chief Compliance Officer since November 2011; Secretary August 2012	Vice President-Secretary, Chief Compliance Officer, Securities Management and Research, Inc., SM&R Investments, Inc. and American National Investment Accounts, Inc., since prior to 2007	Chief Compliance Officer since November 2011, Shelton Capital Management	N/A
William Mock P.O. Box 387 San Francisco, CA 94104 (12/29/66)	Treasurer	Treasurer since June 2011	Portfolio Manager, Shelton Capital Management, since 2010	Treasurer, Shelton Funds, since 2010	Head Trader, TKI Capital Management 2003-2006

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ITEM 2. CODE OF ETHICS.

(a)
As of the fiscal year ended December 31, 2011 (the “Reporting Period”), the registrant has adopted a code of ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(c)	The registrant adopted the adviser’s code of ethics at time of acquisition.
(d)	Not applicable
(e)	Not applicable
(f)
Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officer and principal financial and accounting officer. A copy of the code of ethics is available upon request, at no charge, at 1(800) 955-9988.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	As of the end of the Reporting Period, Registrant does not have a named audit committee financial expert serving on its audit committee.
(a)(3)
Since April 2011, no single independent trustee meets the criteria of "audit committee financial expert". The Board has determined that the collective skills of the audit committee members are sufficient to satisfy the requirements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for fiscal years ended December 31, 2010 and December 31, 2011 for professional services rendered for the audit of the annual financial statements or services provided by the accountant in connection with statutory and regulatory filings or engagements for each of the fiscal years.

	12/31/10	12/31/11
Audit Fees	$68,000	$88,000
Audit-Related Fees	9,000	14,250
Tax Fees *	32,300	33,000
All Other Fees	0	0
Total	$109,300	$135,250

*
Tax Fees consist of the aggregate fees billed for professional services rendered to the registrant by the principal accountant for tax compliance, tax advice, and tax planning and specifically include fees for review or preparation of U.S. federal, state, local and excise tax returns; U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and tax advice regarding tax qualification.

(e)(1)
In accordance with the Audit Committee Charter, the Audit Committee shall pre-approve the engagement of the auditor, including the fees to be paid to the auditor, to provide any audit or non-audit services to the registrant and any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Audit Committee may pre-approve certain services to be provided by the auditor to the registrant. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(e) (2)	All of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee.
(f)	N/A
(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for each of the fiscal years ended December 31, 2011 and December 31, 2010 are $0 and $0, respectively.

(h)
There were no non-audit services rendered to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the adviser that provide on-going services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee, established in accordance with Section 3(a) (58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members are: Edward B. Collins (Chairman), Stephen H. Sutro, and Kevin T. Kogler.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half- year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed as Exhibit 12(a)(1) to this Form N-CSR.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), are filed as Exhibit 12(a)(2) to this Form N-CSR.
(b)
Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Shelton Greater China Fund

By	/s/ Stephen C. Rogers
Stephen C. Rogers, President
Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stephen C. Rogers
Stephen C. Rogers, President
Date: February 28, 2013

By	/s/ William P. Mock
William P. Mock, Treasurer
Date: February 28, 2013